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                                                                    EXHIBIT 3.13

                       CERTIFICATE OF LIMITED PARTNERSHIP

                                       OF

                             BUCKEYE FLORIDA, L. P.

         This Certificate of Limited Partnership of Buckeye Florida, L.P. (the "Limited Partnership") is being executed by the undersigned for the purpose of forming a limited partnership pursuant to the Delaware Revised Uniform Limited Partnership Act.

         1.       The name of the limited partnership in Buckeye Florida, L.P.

         2. The address of the registered office of the limited partnership in Delaware is 32 Loockerman Square, Suite L-100, Dover, Delaware 19901. The limited partnership's registered agent at that address is The Prentice-Hall Corporation System, Inc.

         3.       The names and addresses of the general partners are:

          NAME                                 ADDRESS

C&S Acquisition Corporation              c/o First Chicago Venture
                                                Capital
                                         Three First National Plaza
                                         Suite 1330
                                         Chicago, IL 60670

         IN WITNESS WHEREOF, the undersigned, constituting all of the general partners of the Partnership, have caused this Certificate of Limited Partnership to be duly executed as of the 7th day of January, 1993.

                                           C&S ACQUISITION CORPORATION

                                               /s/ Samuel Henooff
                                               ---------------------------------
                                           By: Samuel Henooff
                                           Its: President

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                                                                 EXHIBIT 3.13(a)

                            CERTIFICATE OF AMENDMENT

                                       TO

                       CERTIFICATE OF LIMITED PARTNERSHIP

                                       OF

                             BUCKEYE FLORIDA, L.P.

It is hereby certified that:

FIRST: The name of the limited partnership (hereinafter called the "partnership") is

                             Buckeye Florida, L.P.

SECOND: Pursuant to provisions of Section 17-202, Title 6, Delaware Code, the Certificate of Limited partnership is amended as follows:

                  "FIRST: The name of the Limited partnership (hereinafter called the "Partnership") is Buckeye Florida, Limited Partnership."

The undersigned, a general partner of the partnership, executed this Certificate of Amendment on February 22,1993.

                                             BUCKEYE ACQUISITION CORPORATION,
                                             General Partner

                                             By: /s/ D.H. Whitcomb
                                                 -------------------------------
                                                  D.H. Whitcomb
                                             Its: Secretary

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                                                                 EXHIBIT 3.13(b)

                            CERTIFICATE OF AMENDMENT

                                       TO

                       CERTIFICATE OF LIMITED PARTNERSHIP

                                       OF

                      BUCKEYE FLORIDA, LIMITED PARTNERSHIP

It is hereby certified that:

         FIRST: The name of the limited partnership (hereinafter called the "partnership") is Buckeye Florida, Limited Partnership.

         SECOND: Pursuant to provisions of Section 17-202, Title 6, Delaware Code, Article Third of the Certificate of Limited Partnership is amended as follows, due to a change in the name of the general partner, Buckeye Florida Corporation, formerly known as Buckeye Acquisition Corporation:

         "THIRD: The name and address of the general partner is:

                Name                                  Address

         Buckeye Florida Corporation         c/o Buckeye Florida, Limited
                                                 Partnership
                                             State Road 30, Route 3
                                             Box 260
                                             Perry, Fl 32347"

         The undersigned, the Secretary of Buckeye Florida Corporation, the general partner of the partnership, executed this Certificate of Amendment on September 9, 1993.

                                            BUCKEYE FLORIDA, LIMITED PARTNERSHIP
                                            By:  BUCKEYE FLORIDA CORPORATION
                                            Its: General Partner

                                            By: /s/ David H. Whitcomb
                                               ---------------------------------
                                                 David H. Whitcomb
                                            Its: Secretary